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                                                                  EXHIBIT 10.30


                 WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT ("Waiver and Amendment"), dated as of December 17, 1996, is entered into by and between QUARTERDECK CORPORATION (the "Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

         A. The Bank and the Borrower are parties to a Credit Agreement dated as of February 14, 1996, as amended by that First Amendment to Credit Agreement dated as of March 28, 1996, that Waiver and Second Amendment to Credit Agreement dated as of August 13, 1996, and that Third Amendment to Credit Agreement dated as of September 30, 1996 (as amended, the "Credit Agreement"), pursuant to which the Bank has extended certain credit facilities to the Borrower and its Acceptable Subsidiaries.

         B. The Borrower has reported to the Bank the existence of certain Events of Default under the Credit Agreement. The Borrower has requested that the Bank waive certain Events of Default and agree to certain amendments to the Credit Agreement.

         C. The Bank is willing to waive certain Events of Default under the Credit Agreement, and to amend the Credit Agreement, subject to the terms and conditions of this Waiver and Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2. Defaults and Waiver.

                  (a) For purposes of this Waiver and Amendment, the "Existing Defaults" shall mean:

                           (i) the Event of Default existing on this date under
                  Section 8.01(c) of the Credit Agreement as a consequence of a breach of the negative covenant set forth at Section 7.12 of the Credit Agreement solely for the quarter ended September 30, 1996 and thereafter through the Effective Date;

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                           (ii) the Event of Default existing on this date under
                  Section 8.01(c) of the Credit Agreement as a consequence of a breach of the negative covenant set forth at Section 7.13 of the Credit Agreement solely for the quarter ended September
                  30, 1996 and thereafter through the Effective Date;

                           (iii) the Event of Default existing on this date
                  under Section 8.01(c) of the Credit Agreement as a consequence of a breach of the negative covenant set forth at Section 7.14 of the Credit Agreement solely for the quarter ended September 30, 1996 and thereafter through the Effective Date; and

                           (iv) the Event of Default existing on this date under
                  Section 8.01(c) of the Credit Agreement as a consequence of a breach of the negative covenant set forth at Section 7.15 of the Credit Agreement solely for the quarter ended September 30, 1996 and thereafter through the Effective Date.

                  (b) Subject to and upon the terms and conditions hereof, the Bank hereby waives the Existing Defaults.

                  (c) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Bank's ability to enforce) any other default or Event of Default, including without limitation (i) any default or Event of Default as may now or hereafter exist and arise from or otherwise be related to the Existing Defaults (including without limitation any cross-default arising under the Credit Agreement by virtue of any matters resulting from the Existing Defaults), and (ii) any default or Event of Default arising at any time after the Effective Date and which arises under the same provisions of the Credit Agreement as those implicated by any of the Existing Defaults.

         3.       Amendments to Credit Agreement.

                  (a) Section 1.01 of the Credit Agreement shall be amended at the defined term "Borrowing Base" by amending and restating such defined term in its entirety as follows:


                           "'Borrowing Base': (i) as of any date of
                  determination thereof before March 31, 1997, an amount equal to 65% of the value of all Eligible Accounts (net of all bad debt reserves, reserves for returns, discounts and marketing funds, or similar reserves applicable thereto) (such net amount, the "Net Eligible Accounts") outstanding at such date, and (ii) as of any


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                  date of determination thereof on or after March 31, 1997,
                  75% of the Net Eligible Accounts."

                  (b) Section 1.01 of the Credit Agreement shall be amended by deleting the defined term "Permitted Acquisition Charges" in its entirety.

                  (c) Section 2.02 of the Credit Agreement shall be amended by adding the following as new subsection (c) after subsection (b) thereof:

                           "(c) Notwithstanding anything herein to the contrary,
                  no election may be made to have all or portions of Dollar Advances bear interest at the Offshore Rate or to convert any Reference Rate Advance into an Offshore Rate Advance unless, as of the end of the fiscal quarter immediately preceding the date of the requested borrowing or conversion, (i) the ratio on a consolidated basis of (A) the Borrower's total liabilities (which shall include all outstanding Advances (or the Equivalent Amount thereof) and the L/C Outstanding Amount, and exclude the outstanding principal amount of the Subordinated Notes) was less than l.25 times Tangible Net Worth (for purposes of this subsection 2.02(c) only, Tangible Net Worth shall include the outstanding principal amount of the Subordinated Notes) and (ii) on a consolidated basis, the Borrower's (A) unencumbered cash, but including cash subject to encumbrances in favor of the Bank pursuant to the Credit Documents, plus (B) unencumbered short-term marketable securities, less (C) all outstanding Advances (or the Equivalent Amount thereof) and the L/C Outstanding Amount, exceeded $10,000,000. "

                  (d) Section 3.01 shall be amended and restated in its entirety to read as follows:

                  "3.01 Requests for Credit. Each request for an extension of credit shall be made in writing on a form acceptable to the Bank or in any other manner acceptable to the Bank. Each request for an extension of or renewal of credit (including issuances, amendments or renewals of letters of credit) shall include a certification by the chief financial officer of the Borrower that (i) the representations and warranties of the Borrower contained in this Agreement are and shall be true on and as of the date of each extension of credit (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and


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                  correct as of such earlier date), (ii) immediately prior to and immediately after giving effect to such extension of credit, no Default or Event of Default exists or shall exist and there shall have occurred no Material Adverse Effect, and
                  (iii) after giving effect to such extension of credit, (x) the aggregate of (A) all Dollar Advances, (B) the Equivalent Amount of all Local Currency Advances and (C) the L/C Outstanding Amount shall not exceed the Credit Limit or the Borrowing Base, and (y) the L/C Outstanding Amount shall not exceed $2,000,000 or the Borrowing Base."

                  (e) Section 6.02(d) of the Credit Agreement shall be amended and restated in its entirety as follows:

                      "(d) within 25 days after the end of each calendar month
                  (or, if there exists an Event of Default, more frequently as may be required by the Bank), (i) a Borrowing Base Certificate, (ii) a detailed aging of all accounts receivable outstanding as of such last day in form and substance reasonably requested by the Bank, and (iii) a statement of cash and short-term marketable securities on hand as of such last day in form and substance reasonably requested by the Bank; and"

                  (f) Section 7.12 of the Credit Agreement shall be amended and restated in its entirety as follows:

                           "7.12 Minimum Cash Balance. The Borrower shall not
                  permit, on a consolidated basis, at any time when the Borrower's consolidated quick ratio as of the last day of the fiscal quarter immediately preceding the time of determination was less than 1.00: 1.00, its balance of unencumbered cash, but including cash subject to encumbrances in favor of the Bank pursuant to the Credit Documents, and unencumbered short-term marketable securities (less all outstanding Advances (or the Equivalent Amount thereof) and the L/C Outstanding Amount) to be less than $3,000,000. For purposes of this Section 7.12, the Borrower's consolidated quick ratio shall mean the ratio of (i) the sum of unencumbered cash, unencumbered short-term cash investments, unencumbered marketable securities not classified as long-term investments and unencumbered accounts receivable (net of any bad debt reserve), but in each case including such item to the extent subject to encumbrances in favor of the Bank pursuant to the Credit Documents, to (ii) current liabilities (which shall include all outstanding



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                  Advances (or the Equivalent Amount thereof) and the L/C
                  Outstanding Amount), in each case on a consolidated basis.

                  (g) Section 7.13 of the Credit Agreement shall be amended and restated in its entirety as follows:

                           "7.13 Total Liabilities to Tangible Net Worth. The
                  Borrower shall not permit as of the last day of any fiscal quarter on a consolidated basis the Borrower's total liabilities (which shall include all outstanding Advances (or the Equivalent Amount thereof) and the L/C Outstanding Amount, and exclude the outstanding principal amount of the Subordinated Notes) to exceed 2.00 times Tangible Net Worth. For purposes of this covenant only, Tangible Net Worth shall include the outstanding principal amount of the Subordinated Notes."

                  (h) Section 7.14 of the Credit Agreement shall be amended and restated in its entirety as follows:

                           "7.14 Tangible Net Worth. The Borrower shall not
                  permit as of the last day of any fiscal quarter on a consolidated basis its Tangible Net Worth to be less (i) its Tangible Net Worth as of September 30, 1996 plus (ii) the net proceeds from any equity securities issued after September 30, 1996, plus (iii) any increase in stockholders' equity resulting from the conversion of debt securities to equity securities after September 30, 1996."

                  (i) Section 7.15 of the Credit Agreement shall be amended and restated in its entirety as follows:

                           "7.15 Profitability. The Borrower shall not permit as
                  of the last day of any fiscal quarter for the fiscal quarter then ending on a consolidated basis (i) a negative net operating income, which shall be defined as income before any deduction for interest expense, taxes, or extraordinary items, and without giving effect to any interest or other non-operating income or (ii) a negative net income, which shall be defined as net income after tax (excluding extraordinary items)."

                           (f) Exhibit A to the Credit Agreement shall be
amended and restated in its entirety in the form of Exhibit A attached hereto.

                  (g) Exhibit B to the Credit Agreement shall be amended


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         and restated in its entirety in the form of Exhibit B attached hereto.

         4. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

                  (a) Other than the Existing Defaults, no Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Borrower of this Waiver and Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as amended by this Waiver and Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.


                  (c) Subject to the Existing Defaults, all representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

                  (d) The Borrower is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

         5. Effective Date. This Waiver and Amendment will become effective as of the date first above written (the "Effective Date"), provided that each of the following conditions precedent are satisfied:

                  (a) The Bank has received from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Waiver and Amendment and from Datastorm Technologies, Inc. ("Datastorm") a duly executed original (or, if elected by the Bank, an executed facsimile copy) of a Pledgor Acknowledgement and Consent in the form attached hereto (the "Consent").

                  (b) The Bank has received from the Borrower a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Waiver and Amendment.

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                  (c) All representations and warranties contained herein are true and correct as of the Effective Date.

                  (d) The Bank has received from the Borrower the amount of $10,000, representing payment in full of a non-refundable amendment fee which amount the Borrower hereby covenants to pay to the Bank on demand.

         6. Consent of Guarantor. The Borrower, as guarantor with respect to the obligations of the Acceptable Subsidiaries to the Bank under the Credit Agreement, as amended by this Waiver and Amendment, hereby reaffirms and agrees that each Guaranty to which the Borrower is party, and all other documents and agreements executed and delivered by the Borrower to the Bank in connection therewith, are in full force and effect, without defense, offset or counterclaim.

         7. Reservation of Rights. The Borrower acknowledges and agrees that neither the Bank's forbearance in exercising its rights and remedies in connection with the Existing Defaults, nor the execution and delivery by the Bank of this Waiver and Amendment, shall be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar waivers under the same or similar circumstances in the future.

         8. Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Credit Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Waiver and Amendment. This Waiver and Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                  (b) This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

                  (c) This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of California.

                  (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the



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         parties hereto and Datastorm, by its execution and delivery of the
         Consent, understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower or Datastorm shall bind the Borrower or Datastorm, as the case may be, with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

                  (e) This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of Section 9.05 of the Credit Agreement.

                  (f) If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment or the Credit Agreement, respectively.

                  (g) The Borrower covenants to pay to or reimburse the Bank, upon demand, for all reasonable costs and expenses (including reasonable allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver and Amendment and the administration of the Existing Defaults, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Waiver and Amendment as of the date first above written.


                                             QUARTERDECK CORPORATION


                                             By: _______________________________

                                             Title: ____________________________


                                             By: _______________________________

                                             Title: ____________________________


                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION


                                             By: _______________________________
                                             Title: Vice President


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